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                                                                   EXHIBIT 10.16

                                     LEASE

     THIS LEASE ("Lease") is made this 1st day of March, 1999 by and between BEACON PROJECTS, INC., a Maryland corporation (the "Landlord") and UNITHER TELEMEDICINE SERVICES CORP., a Delaware corporation (the "Tenant").

                                  WITNESSETH:

     1. Premises and Rent. That Landlord for and in consideration of Ten Dollars ($10.00) received in hand, the covenants and agreements hereinafter set forth and the rent hereinafter specifically reserved, has leased, and does hereby lease, unto said Tenant:

     -- approximately 2,000 rentable sq. ft. of office space located in the basement;
     -- approximately 1,000 rentable sq. ft. of office space on the second floor; and
     -- shared access to the second floor conference room,

together referred to as the "Premises", in that certain building located at 1824-1826 R Street, N.W., Washington, D.C. (the "Building"), together with the right to use the front entrance to the Building for a term commencing on March 1, 1999 for Tenant's occupancy of the Premises (the "Commencement Date") and ending on February 28, 2001, both dates inclusive, except as extended in accordance with the terms hereof, the said Tenant yielding and paying as rent for said term an amount equal to Two Thousand Five Hundred Dollars ($2,500.00) per month, without deduction or demand, payable in advance on the first day of each month during said term, at the office of Landlord, or at such other place as Landlord may hereafter designate in writing. Rent for the first month of the term shall be due and payable on or before the date Tenant executes this Lease. Rent shall be prorated for any partial month during the term at this Lease based on a 365-day year. Rent shall be increased ten percent (10%) on each anniversary of the Commencement Date. Rent checks are to be payable to Landlord or such other person, firm or corporation as Landlord may designate in writing. Tenant does hereby take and hold the Premises at the rent hereinabove specifically reserved and payable as aforesaid, and upon and subject to the terms and conditions herein contained. For each day that the commencement of the term is delayed beyond March 1, 1999, the term shall be extended by one (1) day beyond February 28, 2001.

     2. Use of Premises. Tenant may use and occupy the Premises for general office and administrative purposes or for such other purposes as may be permitted by law including, specifically, a 24-hour telemedicine facility.

     3. Parking. Tenant shall have, and is hereby granted, the right to use up to four (4) parking spaces located in the rear of the Building during the term for an additional charge of Two Hundred Dollars ($200.00) per month, per parking space. It is understood and agreed that there are eight (8) parking spaces currently available for use in the rear of the Building.




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     4. Use of Common Elements of the Building.  For the rent stipulated to be paid hereunder, Tenant shall have the non-exclusive right to use all entrances, lobbies and sidewalks not specifically demised to Landlord or another tenant.

     5. Utilities, Maintenance and Taxes. Landlord shall furnish all utilities to the Building and the cleaning services set forth in Paragraph 22 of this Lease, and Tenant shall pay Landlord within thirty (30) days of Tenant's receipt of an invoice therefor its proportionate share (agreed to be 20%) of the cost thereof, unless separately metered. Landlord shall pay all real property taxes on the land, Building, and Premises during the term. Landlord shall be responsible for all repairs and maintenance to the Building's systems (including those serving the Premises), to the roof and to other structural portions of the Building, to the common areas and to the exterior of the Building. Tenant shall keep the Premises (except for Building systems and structural components of the Building located therein) in good order and condition and will, at the expiration or other termination of the term hereof, surrender and deliver up the same in like good order and condition as the same now is or shall be at the commencement of the term hereof, ordinary wear and tear, repairs and maintenance which are Landlord's responsibility hereunder and damage by the elements, fire, and other unavoidable casualty excepted.

     6. Subletting and Assignment. Tenant shall not sublet the Premises or any part thereof or transfer possession or occupancy thereof to any person, firm or corporation, or transfer or assign this Lease or any rights hereunder. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet all or any portion of the Premises or permit the same to be used by its parent company, subsidiaries, or affiliates upon prior written notice to Landlord.

     7. Fire Insurance. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which shall in any way increase the rate of fire or other insurance on the Premises or conflict with the fire laws or regulations, or with any insurance policy upon said premises or with any statutes, rules or regulations enacted or established by the appropriate governmental authority.

     8. Alterations. Tenant shall not make any alterations, installments, changes, replacements, additions, or improvements (structural or otherwise) in or to the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, provided the same do not affect the Building's exterior or structure or adversely affect the mechanical, plumbing or electrical systems of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make such alterations necessary to ensure an uninterruptible power supply to its telemedicine operations, at Tenant's sole cost.

     9. Access. Tenant further agrees that it shall permit Landlord, its agent or employees, to enter upon the Premises at all reasonable times after reasonable notice (except in the event of an emergency when no advance notice shall be required) to inspect the same, to show the same to prospective purchasers and mortgagees and, during the last

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ninety (90) days of the term, to prospective tenants.  However, any entry shall not unreasonably disturb or interfere with Tenant's business operations.

     10. Signage. Tenant shall not place any sign in or on any part of the Premises visible from the exterior of the Premises or elsewhere in or on the Building without Landlord's prior written approval. Notwithstanding the foregoing, Tenant shall have the right to install a brass plaque on the Building identifying itself provided that Landlord's approval of the size, color and style of such signage is first obtained, which approval Landlord agrees not to unreasonably withhold, condition or delay.

     11. Personal Property. All personal property of Tenant upon the Premises shall be at the sole risk of Tenant. Tenant hereby expressly releases Landlord from any liability incurred or claimed by reason of damage to Tenant's property unless such damage is caused by Landlord's negligence.

     12. Default and Remedies. It is agreed that if Tenant shall fail to pay the rent, or any other charges due and owing hereunder, at the time the same shall become due and payable, although no demand shall have been made for the same; or if Tenant shall violate or fail or neglect to keep and perform any of the covenants, conditions and agreements herein contained on the part of Tenant to be kept and performed and such violation, failure or neglect is not cured within sixty (60) days after receipt by Tenant of Landlord's notice of default in each and every such event from thenceforth, and at all times thereafter, at the option of Landlord, Tenant's right of possession shall thereupon cease and determine, and Landlord shall be entitled to possession of the Premises and to re-enter the same without demand of rent or demand of possession and may forthwith proceed to recover possession of the Premises by process of law or otherwise, any notice to quit, or notice of intention to re-enter the same being hereby expressly waived by Tenant. And, in the event of such reentry by process of law or otherwise, Tenant nevertheless agrees to remain answerable for any and all damage, deficiency or loss of rent which Landlord may sustain by such re-entry, including reasonable attorneys' fees and court costs; and in such case, Landlord reserves full power, which is hereby acceded to by Tenant, to relet the Premises for the benefit of Tenant, in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this Lease. Landlord may exercise its rights hereunder by one or more actions against Tenant.

     13. Subordination. This Lease is subject to all ground or underlying leases and to all mortgages and/or deeds at trust which may now or hereafter affect the Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Provided, however, that notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale; and

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Tenant covenants and agrees that it shall, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this Lease. At the option of any landlord under any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither cancellation nor termination of such ground or underlying lease shall by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to landlord's interest in such ground or underlying lease, and in that event, this Lease shall continue as a direct lease between the Tenant herein and such landlord or its successor; and, in any case, such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any rent for more than one month in advance, so that rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made; and provided, further, such landlord or successor under such ground or underlying lease shall not be bound by this Lease or any amendment or modification of this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor. Notwithstanding the foregoing, Tenant's subordination and attornment as set forth in this Paragraph 13 with respect to Landlord's current mortgagee shall be conditioned upon Landlord obtaining for Tenant a subordination, nondisturbance and attornment agreement from such mortgagee on the mortgagee's standard form, subject to any changes thereto as Tenant may request that are reasonably necessary so that such agreement is in a customary commercially reasonable form.

     14. Casualty and Condemnation. In the event that the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within ninety (90) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are restored to substantially the same condition as existed immediately before such damage. If such repairs cannot, in Landlord's reasonable estimation, be made within ninety (90) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Lease term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then

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Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided above. In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended below, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Lease term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     Tenant agrees that if the Premises, or any material part thereof, shall be taken or condemned for public or quasi public use or purpose by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all right of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. And upon such condemnation or taking, at Landlord's option, the term of this Lease shall cease and terminate from the date of such governmental taking or condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. Notwithstanding the foregoing, Tenant may apply to the condemning authority for a separate award for its trade fixtures and moving expenses.

     15. Successors. It is agreed that except as provided in Paragraph 6 of this Lease, all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, successors, and assigns.

     16. Tenant Holdover. If Tenant shall, with the knowledge and prior written consent of Landlord, continue to remain in the Premises after the expiration of the term of this Lease, then and in that event, Tenant shall, by virtue of this agreement become a tenant by the month at the monthly installment of rent agreed by Tenant to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the term above demised; and said Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Premises, except in the event of nonpayment of rent or of the breach of any other covenant by Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived. If Tenant shall continue to remain in the Premises after the expiration of the term of this Lease without Landlord's prior written consent, Tenant shall pay Landlord one hundred and twenty-five percent (125%) of the amount of rent then in effect for each month Tenant remains in all or any part of the Premises, and Tenant shall

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also pay Landlord for any damages, loss, cost and expense Landlord incurs by reason of such holding over by Tenant.

     17. Limitation of Liability. Redress of any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. Neither the obligations of Landlord nor Tenant under this Lease shall be binding upon nor shall any resort be had to the private properties of any directors, officers, partners, stockholders, employees, or agents of Landlord or Tenant, as the case may be.

     18. Entire Agreement. This Lease contains the entire and final agreement of and between the parties hereto, and they shall not be bound by any statements, conditions, representations, inducements or warranties, oral or written, not herein contained, unless there is written amendment hereto signed by all the parties hereto.

     19. Liability and Liability Insurance. Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted on the Premises. Landlord shall not be liable for any accident to or injury to any person or persons or property on or about the Premises which are caused by the conduct and operation of said business or by virtue of equipment or property of Tenant on the Premises. Tenant agrees to protect, indemnify and save harmless Landlord, of and from any and all expense, loss, damage and liability incurred pursuant to any claims for injury to persons or to personal property by reason of any accident, or happening in, upon, or about the Premises, and Tenant agrees to carry public liability and property damage insurance with limits of at least $l,000,000.00 bodily injury per person, $2,000,000.00 bodily injury per accident, and $500,000.00 property damage in the name of Landlord and Tenant, and to furnish Landlord, prior to the Commencement Date, with a certificate, or copy of the policy, showing such insurance to be in force.

     20. Compliance with Law. Landlord shall be responsible for all changes or improvements that are necessary to the Building (including the Premises) for the same to comply with all legal requirements of any governmental authority having jurisdiction over the Building not relating to Tenant's specific use of the Premises or the business conducted therein. Tenant shall comply with all legal requirements of any governmental authority having jurisdiction over the Premises relating to Tenant's specific use of the Premises or the business conducted therein. In the event that Tenant is unable to use the Premises for the conduct of its business because of a change in the zoning classification for the Building or a revocation of the certificate of occupancy, Tenant shall have the right to terminate this Lease upon five (5) days' prior written notice to Landlord.

     21. Condition of Premises. The Premises shall be delivered to Tenant in the condition in which it currently exists.

     22. Clean Premises. Landlord at its sole cost and expense shall keep the sidewalks in front of the Premises as well as the Building free from obstructions of any and all nature, shall promptly remove all snow and ice from said sidewalks, shall provide

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suitable receptacles for trash and refuse, and shall promptly remove or cause to be removed from the Building all accumulations of snow, trash and refuse. In the event Landlord fails to perform any of said covenants contained in this paragraph, then and in that event, Tenant, at its option, may cause the work provided for herein to be performed at the cost and expense of Landlord, who agrees to reimburse Tenant promptly for any casts so incurred.

     23. Waiver. It is further provided that if, under the provisions hereof, a seven (7) days' summons or other applicable summary process shall be served, and a compromise or settlement thereof shall be made, it shall not constitute a waiver of any covenant herein contained; and that no waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease.

     24. Attorneys' Fees. In the event of the employment of any attorney by Landlord or Tenant because of the violation by the other party of any term or provision of this Lease, including non-payment of rent as due, the defaulting party shall pay and hereby agrees to pay reasonable attorneys' fees and all other costs incurred by the non-defaulting party.

     25. No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

     26. Paragraph Headings. Paragraph headings are for purpose of convenience only and are not to be considered a part of this Lease.

     27. Pronouns. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. Landlord herein for convenience has been referred to in neuter form.

     28. Notices. All notices required or desired to be given hereunder by either party to the other shall be personally delivered, sent by an established overnight courier service for next business day delivery or given by certified or registered mail and shall be deemed effective upon receipt or refusal to accept receipt. Notices to the respective parties shall be addressed as follows:

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              If to Landlord:  c/o Beacon Projects
                               1824 R Street, N.W.
                               Washington, D.C. 20009
                               Attn: Martine Rothblatt

              If to Tenant:    Unither Telemedicine Services Corp.
                               1110 Spring Street
                               Silver Spring, Maryland 20910
                               Attn: Christopher Patusky


     Any party may, by like written notice, designate a new address to which such notices shall be directed.

     29. Quiet Enjoyment. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the term without hindrance or molestation from or through Landlord subject to the terms and provisions of this Lease.

     30. Waiver of Jury Trial. The parties hereby waive trial by jury in any action, proceeding or counterclaim arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use and occupancy of the Premises.

     31. Applicable Law. This Lease and the rights and obligations of the parties hereunder shall be construed in accordance with the laws of the District of Columbia.

     32. Broker's Commission. Each of the parties represents and warrants that it has not dealt with any broker or finder in connection with this Lease and agrees to indemnify the other against, and hold it harmless from, all liability arising from claims by any other broker or finder for brokerage commissions or finder's fees in connection with this Lease, including, without limitation, the cost of attorneys' fees in connection therewith.

     33. Option to Extend. Tenant shall have the right to renew this Lease for two consecutive one-year terms by giving Landlord notice to such effect at least sixty (60) days prior to the expiration of the initial term or first renewal term, as applicable, or at any time prior to receipt of written notice from Landlord that it intends to sell the Building after February 2001 or has entered into a lease with another party. Upon giving of such notice by Tenant, this Lease shall be automatically extended for the first renewal term or second renewal term, as applicable, upon the same terms, covenants and conditions of this Lease, except that the rent shall be increased on each anniversary of the Commencement Date as set forth in Paragraph 1 of this Lease.

IN TESTIMONY WHEREOF, the parties have hereunto signed their names and affixed their seals, on the day and year first hereinabove written.


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ATTEST/WITNESS:                  LANDLORD:
                                 BEACON PROJECTS, INC.


__________________________       By: /s/ M. Rothblatt         [SEAL]

                                 Its: President



ATTEST/WITNESS                   TENANT:
                                 UNITHER TELEMEDICINE SERVICES CORP


/s/ Ruth Bowler                  By: /s/ Chris Patusky         [seal]

                                 Its: President and CEO




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